Overlay Shares Municipal Bond ETF
Schedule of Investments
May 31, 2026 (Unaudited)

EXCHANGE TRADED FUNDS - 99.6%		Shares		Value
iShares National Muni Bond ETF (a)(b)(c)		353,797		$ 37,916,424
TOTAL EXCHANGE TRADED FUNDS (Cost $38,323,156)				37,916,424

PURCHASED OPTIONS - 0.4% (d)	Notional Amount	Contracts		Value
Put Options - 0.4%
CBOE S&P 500 Index (e)(f)(g)
Expiration: 06/08/2026; Exercise Price: $7,500.00	9,854,078	13		30,485
Expiration: 06/09/2026; Exercise Price: $7,500.00	9,096,072	12		31,860
Expiration: 06/10/2026; Exercise Price: $7,500.00	9,096,072	12		37,140
Expiration: 06/11/2026; Exercise Price: $7,500.00	9,854,078	13		44,525
TOTAL PURCHASED OPTIONS (Cost $288,000)				144,010

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 26.4%		Units		Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.74% (h)		10,044,008		10,044,008
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $10,044,008)				10,044,008

MONEY MARKET FUNDS - 0.1%		Shares		Value
First American Government Obligations Fund - Class X, 3.55% (c)(h)		20,425		20,425
TOTAL MONEY MARKET FUNDS (Cost $20,425)				20,425

TOTAL INVESTMENTS - 126.5% (Cost $48,675,589)				48,124,867
Liabilities in Excess of Other Assets - (26.5)%			(0.26506)	(10,083,305)
TOTAL NET ASSETS - 100.0%				$ 38,041,562

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is on loan as of May 31, 2026. The fair value of these securities was $9,852,781.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(c)	All or a portion of the security has been pledged as collateral for written options. The fair value of assets committed as collateral as of May 31, 2026 was $34,185,899.
(d)	Non-income producing security.
(e)	Exchange-traded.
(f)	100 shares per contract.
(g)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(h)	The rate shown represents the 7-day annualized yield as of May 31, 2026.

Overlay Shares Municipal Bond ETF
Schedule of Written Options
May 31, 2026 (Unaudited)

WRITTEN OPTIONS - (0.7)%	Notional Amount	Contracts	Value
Put Options - (0.7)%
CBOE S&P 500 Index (a)(b)
Expiration: 06/08/2026; Exercise Price: $7,575.00	$ (9,854,078)	(13)	$ (59,280)
Expiration: 06/09/2026; Exercise Price: $7,575.00	(9,096,072)	(12)	(59,040)
Expiration: 06/10/2026; Exercise Price: $7,575.00	(9,096,072)	(12)	(64,980)
Expiration: 06/11/2026; Exercise Price: $7,575.00	(9,854,078)	(13)	(75,010)
TOTAL WRITTEN OPTIONS (Premiums received $461,534)			$ (258,310)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of May 31, 2026 (Unaudited)

Overlay Shares Municipal Bond ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of May 31, 2026:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Exchange Traded Funds	$ 37,916,424	$ –	$ –	$ 37,916,424
Purchased Options	–	144,010	–	144,010
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	10,044,008
Money Market Funds	20,425	–	–	20,425
Total Investments	$ 37,936,849	$ 144,010	$ –	$ 48,124,867

Liabilities:
Investments:
Written Options	$ –	$ (258,310)	$ –	$ (258,310)
Total Investments	$ –	$ (258,310)	$ –	$ (258,310)

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.